FORTIS EQUITY PORTFOLIOS, INC.
(Capital Fund and Growth & Income Fund)

FORTIS FIDUCIARY, INC.


Prospectus Supplement dated January 22, 1997, to page 19 of the

Stock Fund Prospectus dated January 1, 1997


Capital Fund, Growth & Income Fund and Fiduciary Fund have also been managed by Charles Mehlhouse since May 1996. Prior to joining Fortis, Mr. Mehlhouse had been a portfolio manager for Marshall & Isley Bank
Corporation, Milwaukee, Wisconsin, since May 1993. Prior to May 1993 he was a portfolio manager for Texas Commerce Bank, Houston, TX.